SUPPLEMENT DATED NOVEMBER 26, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS –

PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND

CLASS A, B, C, R AND ADVISOR SHARES

DATED AUGUST 1, 2014

This supplement revises the PL Portfolio Optimization Moderate-Conservative Fund Class A, B, C, R and Advisor Shares summary prospectus dated August 1, 2014, (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will go into effect on December 31, 2014 unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective December 31, 2014, pursuant to approval by the board of trustees of Pacific Life Funds (the “Trust”), the names of the Trust and each series of the Trust (each a “Fund” and together, the “Funds”) will be changed. No investment goals or investment strategies of any Fund will change as a result of these name changes.

Accordingly, effective December 31, 2014, all references to “Pacific Life Funds” will be changed to “Pacific FundsSM” and all references to “PL Portfolio Optimization Moderate-Conservative Fund” will be changed to “Pacific FundsSM Portfolio Optimization Moderate-Conservative”.